EXHIBIT 99.1
                                                                    ------------



                             JOINT FILER INFORMATION





This Statement on Form 3 is filed by Insight Venture Partners IV, L.P., Insight Venture Partners IV (Co-Investors), L.P., Insight Venture Partners IV (Fund B), L.P., Insight Venture Partners (Cayman) IV, L.P., Insight Venture Associates IV, LLC and Insight Holdings Group, LLC.

The principal business address of each of the Reporting Persons is 680 Fifth Avenue, New York, NY 10019.

Name of Designated Filer: Insight Venture Partners IV, L.P.
Date of Event Requiring Statement: November 1, 2005
Issuer Name and Ticker or Trading Symbol: Website Pros, Inc. ("WSPI")


                              INSIGHT VENTURE PARTNERS IV, L.P.

                              By:      INSIGHT VENTURE ASSOCIATES IV, LLC
                                       Its General Partner

                                       By:      INSIGHT HOLDINGS GROUP, LLC
                                                Its Managing Member

                                                By:   /s/ JEFFREY HORING
                                                   -----------------------------
                                                   Name: Jeffrey Horing
                                                   Title: Managing Member


                              INSIGHT VENTURE PARTNERS IV (CO-INVESTORS), L.P.

                              By:      INSIGHT VENTURE ASSOCIATES IV, LLC
                                       Its General Partner

                                       By:      INSIGHT HOLDINGS GROUP, LLC
                                                Its Managing Member

                                                By:   /s/ JEFFREY HORING
                                                   -----------------------------
                                                   Name: Jeffrey Horing
                                                   Title: Managing Member


                              INSIGHT VENTURE PARTNERS IV (FUND B), L.P.

                              By:      INSIGHT VENTURE ASSOCIATES IV, LLC
                                       Its General Partner

                                       By:      INSIGHT HOLDINGS GROUP, LLC
                                                Its Managing Member

                                                By:   /s/ JEFFREY HORING
                                                   -----------------------------
                                                   Name: Jeffrey Horing
                                                   Title: Managing Member

                              INSIGHT VENTURE PARTNERS IV (CAYMAN), L.P.

                              By:      INSIGHT HOLDINGS GROUP, LLC
                                       Its Managing Member


                                                By:   /s/ JEFFREY HORING
                                                   -----------------------------
                                                   Name: Jeffrey Horing
                                                   Title: Managing Member


                              INSIGHT VENTURE ASSOCIATES IV, LLC

                              By:      INSIGHT HOLDINGS GROUP, LLC


                                                By:   /s/ JEFFREY HORING
                                                   -----------------------------
                                                   Name: Jeffrey Horing
                                                   Title: Managing Member



                              INSIGHT HOLDINGS GROUP, LLC



                                                By:   /s/ JEFFREY HORING
                                                   -----------------------------
                                                   Name: Jeffrey Horing
                                                   Title: Managing Member